Fees Summary	Nov. 17, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 60,904,550.00
Previously Paid Amount	0.00
Total Fee Amount	8,410.92
Total Offset Amount	0.00
Net Fee	$ 8,410.92